Exhibit 10.1

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (this "Modification") is made September 27, 2011 (the "Effective Date"), between and among REPUBLIC FIRST BANK (D/B/A REPUBLIC BANK) (the "Bank"), a Pennsylvania chartered bank, having an address at Two Liberty Place, Suite 2400, 50 S. 16th Street, Philadelphia, PA 19102, and RESOURCE CAPITAL INVESTOR, INC., a Delaware corporation (“RCI”), and RESOURCE PROPERTIES XXX, INC., a Delaware corporation (“RP XXX” and together with RCI, collectively, "Borrower"), each with offices at One Crescent Drive, Suite 203, Navy Yard Corporate Center, Philadelphia, PA 19112.

BACKGROUND

The Bank and Borrower are parties to a Loan Agreement, dated February 25, 2011, pursuant to which the Bank made available to Borrower a $3,500,000 line of credit facility (the "Loan Agreement").  Capitalized terms used in this Modification without definition have the respective meanings given to them in the Loan Agreement.

The Bank and Borrower now desire to extend the time period during which the Line of Credit Facility will be available to Borrower.

AGREEMENT

Borrower and Bank, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound, hereby agree to modify the Loan Agreement and the other Loan Documents as follows.

1.           In Section 1.1 of the Loan Agreement, the definition of "Loan Documents" is hereby expanded to expressly include this Modification as a Loan Document.  Reference in any of the Loan Documents to the Loan Documents generally, or to any specific Loan Document, shall be deemed to mean the Loan Documents generally, or such specific Loan Document, as modified hereby.

2.           The date "August 31, 2012" appearing in Section 2.1(a) of the Loan Agreement is hereby changed to "November 30, 2012".

3.           The date "September 28, 2012" appearing in Sections 2.1(d) and 2.2(d) of the Loan Agreement, as well as elsewhere in the Loan Documents, including (without limitation) Section 1(c) of the Note, is hereby changed to "December 28, 2012".

4.           The date "September 1, 2012" appearing in Section 1(b) of the Note is hereby changed to "December 1, 2012".

5.           To induce Bank to enter into this Modification, Borrower represents and warrants to Bank that:

(a)           Organization, Qualification of Borrower.  Borrower is a corporation duly formed and in good standing in the state of Delaware, with full power and authority to conduct its business as such business is now being conducted.  Borrower is qualified to do business in all states where the failure to be so qualified would have a material adverse effect on its business or properties.

(b)           Authority, Authorization.

(i) Borrower has taken all necessary action to authorize the borrowings provided for in the Loan Agreement, as modified hereby, and the execution, delivery, and performance of the Loan Documents to which Borrower is a party.

(ii) No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity, or enforceability of this Modification or any other Loan Documents to which Borrower or Guarantor is a party.

(c)   Enforceability.

(i) This Modification has been duly and validly executed by Borrower and duly and validly joined in by Guarantor and, to Borrower’s knowledge, constitutes a legal, valid, and binding contract of Borrower and Guarantor, enforceable in accordance with its terms.

(ii) All other Loan Documents to which they are a party are legal, valid, and binding obligations of Borrower and Guarantor, enforceable in accordance with their terms.

(d)   Other.  All other representations and warranties contained in the Loan Documents continue to be true, correct and complete in all material respects as of the date of this Modification, and are hereby ratified and confirmed by Borrower.

6. The Loan Documents represent the entire agreement and understanding of the parties respecting the Line of Credit Facility, and may not be amended subsequently by oral statements of, or courses of dealing between, the parties.

7.           THE LOAN DOCUMENTS, INCLUDING THIS MODIFICATION, CONTINUE IN FULL FORCE AND EFFECT AND ARE HEREBY RATIFIED AND CONFIRMED.  SPECIFICALLY, AND WITHOUT LIMITATION, BORROWER AND, BY ITS JOINDER BELOW, GUARANTOR, HEREBY INTENTIONALLY, KNOWINGLY AND WITH THE ADVICE OF COUNSEL ACKNOWLEDGE AND REAFFIRM ALL OF THE BANK'S RIGHTS AND REMEDIES CONTAINED IN THE LOAN DOCUMENTS, INCLUDING (WITHOUT LIMITATION) THE WARRANTS OF ATTORNEY ALLOWING FOR CONFESSION OF JUDGMENT AGAINST BORROWER AND/OR GUARANTOR.

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IN WITNESS WHEREOF, Borrower and Bank, each intending to be legally bound hereby, has executed or caused to be executed this Agreement on the Effective Date.

BANK:

REPUBLIC FIRST BANK (D/B/A REPUBLIC BANK) By: /s/ Stephen McWilliams Name: Stephen McWilliams Title: Senior Vice President

BORROWER:

RESOURCE CAPITAL INVESTOR, INC. By: /s/ Thomas C. Elliott Name: Thomas C. Elliott Title: Chief Financial Officer

RESOURCE PROPERTIES XXX, INC. By: /s/ Thomas C. Elliott Name: Thomas C. Elliott Title: Senior Vice President

Guarantor hereby joins in the execution of this Modification to affirm and acknowledge (a) its consent hereto, (b) that the Surety Agreement continues in full force and effect notwithstanding this Modification, and (c) all of the Bank's rights and remedies contained in the Loan Documents to which Guarantor is a party, including (without limitation) the warrants of attorney for confession of judgment against Guarantor.

RESOURCE AMERICA, INC. By: /s/ Thomas C. Elliott Name: Thomas C. Elliott Title: Senior Vice President

Signature Page